UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 28, 2006

ChoicePoint Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-13069	58-2309650
(State of Incorporation)	Commission File Number	(IRS employer identification no.)
1000 Alderman Drive Alpharetta, Georgia		30005
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (770) 752-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 28, 2006, ChoicePoint Inc. (the “Company”) issued a press release announcing its Board of Directors’ decision to retain the Company’s marketing services business. A copy of this press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this item 2.02.

The press release presented non-GAAP financial information such as projected operating profit margins from continuing operations excluding other charges (which is not a measure of financial performance under generally accepted accounting principles), which the Company believes is useful for investors to compare the Company’s projected full-year 2006 results from continuing operations excluding the effect of other charges to prior years. This data is also used by the Company for assessment of its operating results.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of ChoicePoint Inc., dated November 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2006	CHOICEPOINT INC.

	By:	/s/ David E. Trine
David E. Trine
Chief Financial Officer (Principal Financial Officer)